UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2017

Resource Capital Corp.
(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

712 Fifth Avenue, 12th Floor New York, NY		10019
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 212-506-3899
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    Results of Operations and Financial Condition.
On May 9, 2017, Resource Capital Corp. (the "Company") issued a press release regarding its operating results for the three months ended March 31, 2017. A copy of this press release is furnished with this report as an exhibit (Exhibit 99.1). The information in this Current Report, including the exhibit hereto, is to be considered "furnished" pursuant to Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective May 7, 2017, Matthew J. Stern, age 43, was appointed as President of the Company. Mr. Stern has served as Executive Vice President of Resource America, Inc. since September 2016.  Mr. Stern also serves as a Senior Managing Director of Island Capital Group (“Island Capital”) and C-III Capital Partners LLC (“C-III”) and, since April 2010, has focused primarily on mergers and acquisitions, corporate finance and business development activities.  Prior to joining Island Capital and C-III in 2010, Mr. Stern served as Managing Director of Centerline Capital Group’s (NASDAQ: CLNH) (“Centerline” and now Hunt Mortgage Group) investment banking and corporate finance groups, where he had primary responsibility for Centerline’s mergers and acquisitions and corporate finance functions from 2006 to 2010.  Before joining Centerline, Mr. Stern worked in the Global Mergers & Acquisitions Group of Lehman Brothers Holdings Inc. from 2003 to 2006, working primarily on mergers and acquisitions, capital markets and corporate finance transactions.

Effective May 7, 2017, Robert C. Lieber resigned as President of the Company but he continues to serve as Chief Executive Officer.

A copy of the press release regarding Mr. Stern’s appointment as President of the Company is attached hereto as Exhibit 99.2 and shall be considered “furnished” pursuant to Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.

ITEM 9.01     Financial Statements and Exhibits.

(d)	The exhibits furnished as part of this report are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by this reference.

SIGNATURE(S)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Capital Corp.
/s/ David J. Bryant
Date:	May 9, 2017	David J. Bryant Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX 99.1	Earnings Release
EX 99.2	Press Release